February 28, 2011

NEUBERGER BERMAN HIGH INCOME BOND FUND

SUMMARY PROSPECTUS

Class R3 Shares (NHIRX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/fixedincomefunds/r3. You can also get this information at no cost by calling 877-628-2583 or by sending an email request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated February 28, 2011 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks high total returns consistent with capital preservation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75
Distribution (12b-1) fees	0.50
Other expenses	0.48
Total annual operating expenses	1.73
Fee waiver and/or expense reimbursement	0.35
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.38

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R3	$141	$437	$835	$1,948

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class R3 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of that class are limited to 1.37% of average net assets. This undertaking lasts until 10/31/2014. The Fund has agreed that Class R3 will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.37% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests mainly in a diversified portfolio of U.S. dollar-denominated, High-Yield Bonds (as defined below), with an emphasis on debt securities rated below investment grade (commonly called “junk bonds”). For purposes of this Fund, High-Yield Bonds are generally defined as those debt securities that, at the time of investment, are rated in the lowest investment grade category (BBB by Standard & Poor’s (“S&P”), Baa by Moody’s Investors Service (“Moody’s”), or comparably rated by at least one independent credit rating agency) or lower or, if unrated, deemed by the Portfolio Managers to be of comparable quality. The Fund considers loan interests to be High-Yield Bonds and may invest a significant amount of its assets in loans.

NEUBERGER BERMAN HIGH INCOME BOND FUND	February 28, 2011

The Fund normally expects to have a weighted averaged maturity between five and ten years. The Fund endeavors to manage credit risk and minimize interest rate risk through credit analysis, credit diversity and emphasis on intermediate-term maturities. The Fund intends to opportunistically rotate quality and sector exposures throughout the credit cycle, maintaining a higher quality bias when the Portfolio Managers believe an economic downturn is underway and increasing lower quality holdings when the Portfolio Managers believe an economic expansion is underway. The Fund invests its assets in a broad range of issuers and industries.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund is suitable for investors who seek a total return in excess of the return typically offered by U.S. Treasury securities and who are comfortable with the risks associated with investing in a portfolio made up mainly of intermediate-term, U.S. dollar-denominated, High-Yield Bonds.

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in High-Yield Bonds (as defined above). The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the high-yield bond market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. The value of the Fund’s investments may decline when interest rates rise. In general, the longer the maturity of a security, the greater the effect a change in interest rates could have on the security’s price. In addition, a security’s sensitivity to interest rate risk will increase with any increase in its duration. Floating rate securities (including loans) can be less sensitive to interest rate changes.

Prepayment Risk. The Fund’s performance could be affected if unexpected interest rate trends or an excess of cash flow cause borrowers to pay back principal on debt securities, shortening their duration. Floating rate securities can be less sensitive to prepayment risk.

Call Risk. When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Lower-Rated Debt Securities Risk. Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

NEUBERGER BERMAN HIGH INCOME BOND FUND	February 28, 2011

Loan Interests Risk. Loans generally are subject to restrictions on transfer, and the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The Fund may find it difficult to establish a fair value for loans held by it. There is a risk that the value of the collateral securing a loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. If the Fund acquires a participation interest in a loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

Sector Risk. To the extent the Fund invests more heavily in particular bond market sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The instruments or industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Illiquid Securities Risk. Illiquid securities may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the securities may not be sold for the price at which the Fund is carrying them.

Recent Market Conditions. Recent events in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. There is also increased volatility in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN HIGH INCOME BOND FUND	February 28, 2011

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy.

Because the Fund’s policies limited its ability to invest in bonds rated below “B” prior to July 6, 2006, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 18.36% Worst quarter: Q4 '08, -13.08%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/10*
	1 Year	5 Years	10 Years
High Income Bond Fund
Return Before Taxes	14.02	8.92	8.11
Return After Taxes on Distributions	10.85	5.93	5.34
Return After Taxes on Distributions and Sale of Fund Shares	9.15	5.80	5.25
BofA Merrill Lynch U.S. High Yield Master II Constrained Index** (reflects no deduction for fees, expenses or taxes)	15.07	8.83	8.75
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	14.94	8.90	9.01
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
The performance prior to 5/27/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class R3, its performance typically would have been better than that of Class R3.

Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

The Fund is the successor to Lipper High Income Bond Fund. The performance shown from 1/1/2001 to 9/6/2002 reflects the performance of Lipper High Income Bond Fund Premier Class, the predecessor of the Fund’s Investor Class. Returns would have been lower if Lipper High Income Bond Fund’s manager had not waived certain fees during the period.

**
The Fund’s broad-based index used for comparison purposes has been changed from the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index to the BofA Merrill Lynch U.S. High Yield Master II Constrained Index because the new index more closely resembles the characteristics of the Fund’s investments.

NEUBERGER BERMAN HIGH INCOME BOND FUND	February 28, 2011

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Ann H. Benjamin (Managing Director of NBM and NBFI) , Thomas P. O’Reilly (Managing Director of NBM and NBFI) and Russ Covode (Managing Director of NBM and NBFI). Ms. Benjamin and Mr. O’Reilly have co-managed the Fund’s assets since October 2005. Mr. Covode has co-managed the Fund since February 2011.

BUYING AND SELLING SHARES

Shares of the Fund are available only through investment providers such as banks, brokerage firms, retirement plan administrators, and financial advisers. To buy or sell shares of the Fund, contact your investment provider.

For Class R3 eligibility requirements see “Maintaining Your Account” in the prospectus.

The price you pay for each Class R3 share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund generally is open for business every day the New York Stock Exchange (“Exchange”) is open. However, the Fund will not be open for business on Columbus Day and Veterans Day even if the Exchange is open, when fixed income securities generally will not be traded on those days.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN HIGH INCOME BOND FUND	February 28, 2011

SEC File Number: 811-03802
K0005 02/11